UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      May 1, 2018
JAMES RIVER GROUP HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda    001-36777    98-0585280

(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)    File Number)    Identification No.)

Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke Bermuda    HM 08

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:      +1-441-278-4580

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
(17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On May 2, 2018, James River Group Holdings, Ltd. (the “Company”) issued a press release announcing its financial results for its first quarter of 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K (this “Form 8‑K”).
The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act unless specifically stated by the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 1, 2018, the Company held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected David Zwillinger as a Class I director to hold office until the 2021 annual general meeting of shareholders, (ii) approved the re-appointment of Ernst & Young LLP as the Company’s independent auditor to serve until the Company’s 2019 annual general meeting of shareholders and authorized the Company’s Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration, (iii) approved, on a non-binding, advisory basis, the 2017 compensation of the Company’s named executive officers, and (iv) approved on a non-binding, advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers.
The following is a summary of the voting results for each matter presented to the shareholders:
Proposal 1 - Election of a director to hold office until the 2021 annual general meeting of shareholders:

Director	For	Withhold	Broker Non-Votes
David Zwillinger	16,308,631	11,453,466	883,635
Proposal 2 - The re-appointment of Ernst & Young LLP as the Company’s independent auditor to serve until the Company’s 2019 annual general meeting of shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration:

For	Against	Abstain	Broker Non-Votes
28,554,663	90,489	580	—

Proposal 3 - The approval, on a non-binding, advisory basis of the 2017 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
24,024,034	3,656,893	81,170	883,635
Proposal 4 - The Non-binding, advisory vote on the frequency of future shareholder votes on the compensation of our named executive officers:

One	Two	Three	Abstain	Broker Non-Votes
26,860,081	12,986	873,501	15,529	883,635
Based on the results of the non-binding, advisory vote on the frequency of future shareholder votes on the compensation of the Company’s named executive officers, and consistent with the Board of Directors’ recommendation, the Board has determined that the Company will hold a non-binding, advisory vote on named executive officer compensation every year until the next advisory vote on the frequency of such votes.

Item 8.01	Other Events.
On May 2, 2018, the Company announced that its Board of Directors declared a cash dividend of $0.30 per common share of the Company to be paid on June 29, 2018 to shareholders of record on June 11, 2018.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following Exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated May 2, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JAMES RIVER GROUP HOLDINGS, LTD.
Dated: May 2, 2018    By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated May 2, 2018